UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21117

O’Connor Fund of Funds: Alternative Fixed-Income Strategies LLC

(formerly O’Connor Fund of Funds: Long/Short Credit Strategies LLC)

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

                                         New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

                                             Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 525-6000

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: LONG/SHORT CREDIT STRATEGIES LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2013

O’CONNOR FUND OF FUNDS: LONG/SHORT CREDIT STRATEGIES LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2013

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of O’Connor Fund of Funds: Long/Short Credit Strategies LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2013, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Long/Short Credit Strategies LLC at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 26, 2014

A member firm of Ernst & Young Global Limited

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2013

ASSETS

Investments in Investment Funds, at fair value (cost $92,611,456)	$121,289,449
Cash	13,072,099
Receivable from Investment Funds	53,460,851
Advanced subscriptions in Investment Funds	5,000,000
Unrealized appreciation on foreign currency contracts	6,824
Other assets	16,431

Total Assets	192,845,654

LIABILITIES

Withdrawals payable	43,600,940
Professional fees payable	289,812
Investment Management Fee payable	234,910
Management Fee payable	48,602
Administration fee payable	38,957
Custody fee payable	7,390
Directors’ fees payable	3,000
Other liabilities	141,749

Total Liabilities	44,365,360

Members’ Capital	$148,480,294

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$119,795,477
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds and foreign currency contracts and translations	28,684,817

Members’ Capital	$148,480,294

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME

Interest	$10
Other income	14,188

Total Investment Income	14,198

EXPENSES

Investment Management Fee	2,678,943
Professional fees	654,018
Management Fee	554,264
Administration fee	232,562
Loan commitment fees	94,419
Directors’ fees	84,680
Custody fee	10,140
Loan interest	1,392
Printing, insurance and other expenses	205,576

Total Expenses	4,515,994

Net Investment Loss	(4,501,796)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain (loss) from:
Investments in Investment Funds	24,420,555
Foreign currency contracts and transactions	(117,250)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(5,046,507)

Net Realized and Unrealized Gain/(Loss) from Investments	19,256,798

Net Increase in Members’ Capital Derived from Operations	$14,755,002

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2012 and 2013

	Adviser	Members	Total

Members’ Capital at January 1, 2012	$49,725	$255,004,786	$255,054,511

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(423)	(6,023,028)	(6,023,451)
Net realized gain/(loss) from investments in Investment Funds, other securities and foreign currency contracts and transactions	4,407	30,859,297	30,863,704
Net change in unrealized appreciation/depreciation on investments in Investment Funds, investments in other securities and foreign currency contracts and translations	766	(4,454,946)	(4,454,180)
Net Increase in Members’ Capital Derived from Operations	4,750	20,381,323	20,386,073

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	1,027,035	1,027,035
Members’ withdrawals	–	(99,291,387)	(99,291,387)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(98,264,352)	(98,264,352)

Members’ Capital at December 31, 2012	$54,475	$177,121,757	$177,176,232

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(394)	(4,501,402)	(4,501,796)
Net realized gain/(loss) from investments in Investment Funds and foreign currency contracts and transactions	7,594	24,295,711	24,303,305
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	(1,631)	(5,044,876)	(5,046,507)
Net Increase in Members’ Capital Derived from Operations	5,569	14,749,433	14,755,002

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	150,000	150,000
Members’ withdrawals	–	(43,600,940)	(43,600,940)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(43,450,940)	(43,450,940)

Members’ Capital at December 31, 2013	$60,044	$148,420,250	$148,480,294

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Statement of Cash Flows

Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$14,755,002
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(24,000,000)
Proceeds from disposition of investments in Investment Funds	77,167,951
Net realized (gain)/loss from investments in Investment Funds	(24,420,555)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations	5,046,507
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	(5,000,000)
Receivable from Investment Funds	41,143,608
Other assets	1,073
Increase (decrease) in liabilities:
Administration fee payable	(15,612)
Custody fee payable	4,990
Directors’ fees payable	3,000
Investment Management Fee payable	(108,047)
Management Fee payable	(22,375)
Professional fees payable	(61,397)
Other liabilities	4,225
Net cash provided by operating activities	84,498,370

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions, including change in subscriptions received in advance	100,000
Payments on Members’ withdrawals, including change in withdrawals payable	(99,291,387)
Proceeds from loan	10,000,000
Principal payment on loan	(10,000,000)
Net cash used in financing activities	(99,191,387)

Net decrease in cash	(14,693,017)
Cash-beginning of year	27,765,116
Cash-end of year	$13,072,099

Supplemental disclosure of cash flow information:
Interest paid	$1,392

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Financial Highlights

December 31, 2013

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions.

	Years Ended December 31,
	2013	2012	2011	2010	2009

Ratio of net investment loss to average members’ capital [a,b]	(2.43%)	(2.25%)	(2.12%)	(2.03%)	(2.01%)

Ratio of gross expenses to average members’ capital [a,b]	2.44%	2.25%	2.13%	2.04%	2.03%

Ratio of net expenses to average members’ capital [a,b]	2.44%	2.25%	2.11%	2.04%	2.03%

Portfolio turnover rate	14.52%	37.29%	17.95%	16.23%	23.27%

Total return [c]	8.32%	7.98%	(4.05%)	8.67%	17.16%

Members’ capital at end of year (including the Adviser)	$148,480,294	$177,176,232	$255,054,511	$367,837,793	$411,841,456

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital contributions or withdrawals during the year.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements

December 31, 2013

1.	Organization

O’Connor Fund of Funds: Long/Short Credit Strategies LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on April 30, 2002 and commenced operations on August 1, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to maximize total return over the long-term. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who invest in a wide range of fixed-income and derivative (and, to a lesser extent, equity) strategies, to take advantage of market opportunities and pricing inefficiencies between the perceived value of an Obligation and its fair value. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors. The Fund normally invests at least 80% of its members’ capital, plus borrowings for investment purposes, in Investment Funds that employ primarily fixed-income strategies.

Except to the extent otherwise delegated to the Adviser and the Administrator (as both defined below), management and control of the business of the Fund shall be vested in the Fund’s Board of Directors (the “Directors”). Each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase interests once each year, at year-end. Members can only transfer or assign their membership interests or a portion thereof (i) by

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

1.	Organization (continued)

operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follow:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s net asset value to be Level 2. In previous years, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem within one quarter of the measurement date, subject to further lockups and liquidity provisions.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of December 31, 2013. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2013. The Fund used the following categories to classify its Investment Funds.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Investment Funds in the credit strategy utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. The Investment Funds in the credit strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **	Percentage with side pockets ***
Credit	60 – 180 days	43%	0.15%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring multiple redemption periods ranging from 4 - 8 periods.
***	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. The Investment Funds in the other strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period	Percentage with investor level gates	Percentage with side pockets or in liquidation *
Other	N/A	N/A	100%
*	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The Investment Fund in the relative value strategy, a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Fund in this strategy typically uses arbitrage to exploit mispricings and other opportunities in various asset classes, geographies, and time horizons. The Investment Fund

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies. The Investment Fund in the relative value strategy has restrictions on liquidity in its offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates
Relative Value	30 days	N/A
*	The Investment Fund is available to be redeemed in accordance with its offering documents, as of the measurement date, subject to the notice period.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser utilizes procedures pursuant to Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“Topic 820”) in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2013.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $4,501,796 and $24,303,305 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds and foreign currency contracts and transactions, respectively, to net capital contributions during the year ended December 31, 2013. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2013 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any interest or penalties.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Management Fee”) at the annual rate of 1.45% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 0.30% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser. The Management Fee and Investment Management Fee will be paid to the Adviser out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Adviser. A portion of the Investment Management Fee and the Management Fee is paid by UBS A&Q to its affiliates.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

3.	Related Party Transactions (continued)

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Investment Management Fee and the Management Fee which are similarly allocated to all Members other than the Adviser as described above.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Loan Payable

Effective August 27, 2013, the Fund, along with other UBS sponsored funds, entered into a $160,000,000 committed, secured revolving line of credit, expiring on October 27, 2014. This line of credit replaces the previous agreement, dated October 29, 2012. The Fund is limited to

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

5.	Loan Payable (continued)

$28,000,000 (the “Borrower Sublimit Amount”) of the secured revolving line of credit with a maximum borrowing limit of 15% of the Fund’s Members’ Capital. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate and (b) 1.50% above the Federal Funds Rate, in each case as in effect from time to time. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the Borrower Sublimit Amount not utilized.

For the year ended December 31, 2013, the Fund’s average interest rate paid on borrowings was 1.67% per annum and the average borrowings outstanding was $83,333. The Fund did not have any borrowings outstanding at December 31, 2013. Interest expense for the year ended December 31, 2013 was $1,392, of which none was payable at December 31, 2013.

6.	Investments

As of December 31, 2013, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2013 amounted to $24,000,000 and $77,167,951, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the year ended December 31, 2013; therefore, the tax basis of investments for 2013 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 15.00% to 20.00% of net profits earned which excludes Highland Credit Strategies Fund, Ltd. that no longer charges management or incentive fees. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

7.	Financial Instruments with Off-Balance Sheet Risk (continued)

The Fund may enter into a forward foreign currency exchange contract for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund entered into a forward foreign currency exchange contract to hedge against a Euro denominated Investment Fund. The Fund enters into these contracts from time to time to mitigate the foreign currency risks associated with these types of investments.

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity’s financial position, results of operations and its cash flows. In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity’s associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

The net realized loss and net change in unrealized loss on forward foreign currency exchange contracts for the year ended December 31, 2013 are $(117,250) and $(2,074), respectively, and are included in the net realized gain/(loss) from foreign currency contracts and transactions and net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations, respectively, on the Statement of Operations.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Notes to Financial Statements (continued)

December 31, 2013

9.	Subsequent Events

As of December 31, 2013, the Fund had $43,600,940 of withdrawals payable. Subsequent to December 31, 2013, the Fund paid $41,490,142. The remaining amount payable of $2,110,798 is scheduled to be paid in accordance with the terms of the Fund’s December 31, 2013 tender offer.

Effective January 2, 2014, the Fund has changed its name to O’Connor Fund of Funds: Alternative Fixed-Income Strategies LLC.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Schedule of Portfolio Investments

December 31, 2013

Investment Fund	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit

Aeolus Property Catastrophe Fund II, L.P.	$6,000,000	$7,065,231	4.76	6/1/2013	Semi-annual	6/30/2014		$	(b)
Axonic Credit Opportunities Fund, L.P.	7,011,939	9,590,718	6.46	2/1/2012	Quarterly	12/31/2013			$9,590,718
BHR Master Fund, Ltd.	2,000,000	2,140,493	1.44	3/1/2012	Quarterly	12/31/2013			$2,140,493
Brevan Howard Credit Catalysts Fund, L.P.	7,610,075	11,003,298	7.41	6/1/2010	Monthly	12/31/2013	(c)		$2,750,825
Credit Suisse Securitized Products Fund L.P.	10,000,000	12,221,028	8.23	10/1/2012	Quarterly	12/31/2013	(d)		$2,258,804
GCA Credit Opportunity Fund, L.L.C.	8,913,246	10,298,384	6.94	2/1/2011	Quarterly	12/31/2013			$10,298,384
Hildene Opportunities Fund, L.P.	3,018,191	5,468,883	3.68	4/1/2012	Monthly	12/31/2013			$5,468,883
Knighthead Domestic Fund, L.P.	3,421,345	7,504,236	5.05	6/1/2008	Quarterly	12/31/2013	(e)		$938,030
Monarch Debt Recovery Fund, L.P.	1,746,154	6,382,145	4.30	10/1/2002	Anniversary	12/31/2013			$6,382,145
Redwood Domestic Fund L.P. (Special Investment)	57,343	144,120	0.10	10/1/2008	N/A	N/A	(f)		N/A
Redwood Domestic Fund, L.P. (Basic Capital)	5,644,169	13,044,430	8.79	10/1/2008	Every 24 months	9/30/2014			$13,044,430
Warwick European Distressed & Special Situations Credit Fund LP (Class A)	649,682	737,788	0.50	8/1/2010	Quarterly	12/31/2013			$737,788
Warwick European Distressed & Special Situations Credit Fund LP (Class B)	8,281,441	8,958,823	6.03	8/1/2010	Quarterly	12/31/2013	(h)		$1,791,765
Warwick European Distressed & Special Situations Credit Fund LP (Syndicate Rebate Class)	47,237	47,237	0.03	8/1/2010	Quarterly	12/31/2013	(g)		$11,809

Credit Subtotal	$64,400,822	$94,606,814	63.72%

Other

Canyon Value Realization Fund, L.P., Class A D1-R	311,635	588,631	0.40	8/1/2002	N/A	N/A	(f)		N/A
Cyrus Opportunities Fund II, L.P. (LEH)	7,505	15,753	0.01	8/1/2002	N/A	N/A	(i)		N/A
Cyrus Opportunities Fund II, L.P. (Special Investment)	456,428	430,201	0.29	8/1/2002	N/A	N/A	(f)		N/A
European Special Opportunities Fund II, Ltd., Class B	3,637,591	3,077,556	2.07	2/1/2008	N/A	N/A	(i)		N/A
Harbinger Capital Partners Fund I, L.P., Class L	64,457	232,314	0.16	8/1/2006	N/A	N/A	(f)		N/A
Harbinger Capital Partners Special Situations Fund, L.P.	3,231,773	2,057,335	1.38	8/1/2006	N/A	N/A	(i)		N/A
Harbinger Class PE Holdings (US) Trust	3,429,521	1,410,032	0.95	8/1/2002	N/A	N/A	(f)		N/A
Highland Credit Strategies Fund, Ltd.	1,025,286	3,848,755	2.59	4/1/2006	N/A	N/A	(i)		N/A
Indus Structured Finance Fund, L.P., Class A	3,755,547	1,991,194	1.34	5/1/2007	N/A	N/A	(i)		N/A
Marathon Distressed Subprime Fund, L.P., Class B	20,280	53,709	0.04	9/1/2007	N/A	N/A	(i)		N/A
Marathon Special Opportunity Fund, L.P.	2,005,778	2,081,620	1.40	10/1/2002	N/A	N/A	(f)		N/A
Marathon Structured Finance Fund, L.P.	1,170,720	1,567,997	1.06	11/1/2004	N/A	N/A	(f)		N/A
Marathon Structured Finance Liquidating Fund, L.P.	172,588	288,315	0.19	11/1/2004	N/A	N/A	(i)		N/A

Other Subtotal	$19,289,109	$17,643,412	11.88%

Relative Value
Providence MBS Fund, L.P.	8,921,525	9,039,223	6.09	2/1/2012	Quarterly	12/31/2013			$9,039,223

Relative Value Subtotal	$8,921,525	$9,039,223	6.09%

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Schedule of Portfolio Investments (continued)

December 31, 2013

Euro FX Contracts	Cost	Unrealized Gain/(Loss)	% of Members’ Capital
Euro Foreign Currency Forward Contract (j)	—	$6,824	0.00

Total	$92,611,456	$121,296,273	81.69%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Generally, the contract/position is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle.
(c)	The Investment Fund is subject to an investor level gate of 8.33%, with a quarterly limit of 25% without paying a fee.
(d)	The Investment Fund is subject to an investor level gate which allows for the Fund to receive 25% of its investment every quarter for 1 year following the 1 year lock-up period.
(e)	The Investment Fund is subject to an investor level gate of 12.5%.
(f)	All of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.
(g)	The Investment Fund is subject to an investor level gate of 25%.
(h)	The Investment Fund is subject to an investor level gate of 20%.
(i)	The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.
(j)	The Fund entered into a foreign currency forward contract with Morgan Stanley & Co. Incorporated to sell Euro 2,247,000 for $3,094,703 for delivery on March 31, 2014, with a fair value of $6,824 at the measurement date.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical investments. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s net asset value. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s net asset value. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of December 31, 2013 is $7,751,232 which relates to the value of a portion of several investments that can be partially redeemed within one quarter from the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

ASSETS TABLE
Description	Total Fair Value at December 31, 2013	Level 1	Level 2	Level 3
Credit	$94,606,814	$—	$28,236,266	$66,370,548
Other	17,643,412	—	—	17,643,412
Relative Value	9,039,223	—	9,039,223	—
Euro FX Contracts	6,824	—	6,824	—

Total Assets	$121,296,273	$—	$37,282,313	$84,013,960

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Long/Short Credit Strategies LLC

Schedule of Portfolio Investments (continued)

December 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2012*	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3**	Balance as of December 31, 2013
Credit	$69,866,558	$10,208,627	$452,014	$8,000,000	$(21,418,863)	$–	$(737,788)	$66,370,548
Other	24,962,934	3,010,789	(2,760,588)	–	(7,569,723)	–	–	17,643,412
Total	$94,829,492	$13,219,416	$(2,308,574)	$8,000,000	$(28,988,586)	$–	$(737,788)	$84,013,960

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2013 is $(1,603,719) and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency contracts and translations on the Statement of Operations.

*	Balance as of December 31, 2012 was adjusted to reflect Level 3 investments where the Fund does not have the ability to redeem in full within one quarter of December 31, 2012, subject to any audit withholds at the Investment Fund’s net asset value.
**	The transfer out of Level 3 investments in the amount of $737,788 is due to the expiration of a lock on the ability to redeem the investment within 90 days without incurring an early redemption penalty.

The preceding notes are an integral part of these financial statements.

O’CONNOR FUND OF FUNDS: LONG/SHORT CREDIT STRATEGIES LLC

(UNAUDITED)

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), last evaluated the Investment Management Agreement at a meeting on September 17, 2013. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Management Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that the Comparable Funds are structured as private funds and are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that while the Fund’s year-to-date performance for the period ended June 30, 2013 lagged the median performance of the Comparable Funds, the Fund’s performance during the same period exceeded the performance of the Barclays Capital Global Aggregated Bond Index. They also recognized that the Fund’s 2012 performance and its three-year performance for the period ended June 30, 2013 exceeded the performance of the Barclays Capital Global Aggregated Bond Index and the HFRI Equity Hedge (Total) Index during the same periods.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that while the combination of the Fund’s management fee and service fee was above the median management fee of the Comparable Funds, the Fund did not charge an incentive fee. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that while the combination of the Fund’s management fee and service fee was above the standard management fee of the Adviser’s retail clients and non-retail clients, the Fund did not charge an incentive fee, unlike the Adviser’s retail clients and non-retail clients. In light of the foregoing, the Directors felt that the combination of the management fee and the incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Management Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Investment Management Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Management Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2013 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (84) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (67) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC
Virginia G. Breen (49) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jun. 27, 2008	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (71)[3] c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	53	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (47) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (44) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS A&Q since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.

			N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Frank S. Pluchino (54) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]    The Fund commenced operations on August 1, 2002.

[2]    As of December 31, 2013, of the 53 funds/portfolios in the complex, 45 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

[3]   Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

PROPOSED AMENDMENT OF THE LIMITED LIABILITY COMPANY AGREEMENT

In connection with the Adviser’s overall management of the Fund, the Adviser presently is contemplating recommending a possible change in the name of the Fund. In anticipation thereof, the Fund hereby notifies you of its intention to amend and restate its limited liability company agreement (the “LLC Agreement”), as permitted by Section 8.1(a) thereunder, to provide for such possible change in the name of the Fund and to incorporate previous amendments to the LLC Agreement into a single, integrated document. The adoption of the aforesaid amendment by the Fund does not require the consent of investors under the LLC Agreement. Pursuant to Section 8.1(d) of the LLC Agreement, each investor hereby is given notice of the Fund’s intent to amend and restate its LLC Agreement, the text of which will be available upon request.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $86,990 in 2013 and $78,871.50 in 2012. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,355 in 2013 and $2,300 in 2012. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $175,000 in 2013 and $156,000 in 2012. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013 and $0 in 2012.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.764 mil in 2013 and $1.166 mil in 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011
FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

—	Failure to provided required disclosures for investment advisers and registered investment companies

—	Failure to vote proxies in best interest of clients and funds

—	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

—	the impact on the value of the securities;

—	the anticipated costs and benefits associated with the proposal;

—	the effect on liquidity;

AIS July 2011
FOR INTERNAL USE ONLY

•	impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

O’CONNOR FUND OF FUNDS: ALTERNATIVE FIXED-INCOME STRATEGIES LLC

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among the Investment Managers and the general management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Russell Sinder and Joseph M. Sciortino (each, a “Portfolio Manager” and together, the “Portfolio Managers”).

Mr. Amlicke is a Managing Director and the Chief Investment Officer of UBS Alternative and Quantitative Investments LLC’s (the “Adviser”) Hedge Fund Solutions group (“A&Q HFS”). He also is the Co-Chairman of A&Q HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, which became A&Q HFS in March 2004. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of A&Q HFS. He also is the Co-Chairman of A&Q HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sinder has been associated with the Fund since August 2002 and joined the portfolio management team in 2005. He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of A&Q HFS. Mr. Sciortino joined the portfolio management team in 2006. Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of A&Q HFS. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2013.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$1,176,896,978	46(2)	$9,703,266,932	19(3)	$15,132,187,225

Americo Nardis	7(1)	$1,176,896,978	46(2)	$9,703,266,932	19(3)	$15,132,187,225

Joseph M. Sciortino	7(1)	$1,176,896,978	1(4)	$95,113,361	0	N/A

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Russell Sinder	7(1)	$1,176,896,978	1(4)	$95,113,361	0	N/A

[1]	Of these accounts, 5 accounts with total assets of approximately $891,676,615 charge performance-based advisory fees.

[2]	Of these accounts, 28 accounts with total assets of approximately $8,084,174,634 charge performance-based advisory fees.

[3]	Of these accounts, 5 accounts with total assets of approximately $7,586,982,639 charge performance-based advisory fees.

[4]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in the Fund.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) O’Connor Fund of Funds: Alternative Fixed-Income Strategies LLC (formerly O’Connor Fund of Funds: Long/Short Credit Strategies LLC)

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	3/7/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	3/7/2014

By (Signature and Title)*	/s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date	3/7/2014

* Print the name and title of each signing officer under his or her signature.